SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               October 16, 2006
                               ----------------
                                Date of Report
                       (Date of Earliest Event Reported)

                               LIPIDVIRO TECH, INC.
                               --------------------
            (Exact Name of Registrant as Specified in its Charter)

        NEVADA                  000-49655              87-0678927
        ------                  ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                          1338 South Foothill Blvd. #126
                            Salt Lake City, Utah 84108
                            --------------------------
                      (Address of Principal Executive Offices)

                                 (801) 583-9900
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     At our Board of Directors meeting held October 16, 2006, we elected Steve Keyser as the Chairman of the Board of Directors.

     Mr. Keyser joins the Company bringing 24 years of experience in private equities research and asset management. Mr. Keyser's research and analysis experience spans multiple industries, including biotech and healthcare. Mr. Keyser founded LipidViro Tech in 2003 and now joins the Company as Chairman of the Board of Directors.

     On October 23, 2006, our Board of Directors appointed Linda C. Sharkus, Ph.D., to the Board of Directors.

     Dr. Sharkus, is President of Acquis Associates, Inc., an executive search firm that specializes in the Chemical and Allied Industries; she also serves as a management consultant for emerging companies providing editorial advertising through Global Media Fund, independent equity research and assistance in identifying sources of financing. Dr. Sharkus specialized in her over 20 years professional experience in biotechnology and chemical and polymer industry, which allow her to advise clients with in-depth understanding of business management, with particular strength in technology. Prior to her work in recruitment, she was a scientist at Rohm and Haas in Biocides/Industrial Chemicals and impact modifiers for PVC in their Plastics Division. She has a B. S. Degree in Chemistry from Boston College and a Ph.D.
in Organic Chemistry from University of California, Davis.   She is a member
of the Society of Human Resources Management and the American Chemical
Society.

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIPIDVIRO TECH, INC.



Date: 10/25/2006                   /s/ Kennneth Hamik
      ----------                   ----------------------------
                                   Kenneth Hamik, President, CEO and
                                   Director